UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 8, 2008
MEDICAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 001-32559

Maryland (State or other jurisdiction of incorporation or organization)	20-0191742 (I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL (Address of principal executive offices)	35242 (Zip Code)
Registrant’s telephone number, including area code
(205) 969-3755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
The Audit Committee (the “Audit Committee”) of the Board of Directors of Medical Properties Trust, Inc. (the “Company”) annually considers the selection of the Company’s independent registered public accountants. On September 8, 2008, the Audit Committee elected to dismiss KPMG LLP (“KPMG”) as the Company’s independent registered public accountants for the year ending December 31, 2008.
No Adverse Opinion or Disagreement. The audit reports of KPMG on the consolidated financial statements and on the effectiveness of internal control over financial reporting of the Company as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the two fiscal years ended December 31, 2007 and 2006 and the subsequent interim periods through September 8, 2008: (1) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in its audit reports on the consolidated financial statements of the Company, and (2) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided KPMG with a copy of the foregoing disclosure. The Company has requested and received a letter from KPMG, dated September 12, 2008, addressed to the Securities and Exchange Commission. A copy of this letter is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.
Also on September 8, 2008, the Audit Committee engaged PricewaterhouseCoopers, LLP (“PwC”), effective immediately, to serve as the Company’s independent registered public accountants for the year ending December 31, 2008. During the two fiscal years ended December 31, 2007 and 2006 and the subsequent interim periods, the Company did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

16.1	Letter of KPMG LLP, dated September 12, 2008, to the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC. (Registrant)
By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: September 12, 2008

INDEX TO EXHIBITS

Exhibit
Number	Description

16.1	Letter of KPMG LLP, dated September 12, 2008, to the Securities and Exchange Commission.